UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

Commission file number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2592361 (I.R.S. Employer Identification No.)
70 Pine Street, New York, New York (Address of principal executive offices)	10270 (Zip Code)

Registrant's telephone number, including area code: (212) 770-7000

Former name, former address and former fiscal year, if changed since last report: Not applicable

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American International Group, Inc., and Subsidiaries

Index		Page

Item 8.01	Other Events	3
Item 9.01	Financial Statements and Exhibits	4
SIGNATURE		5
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-101*

*
As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

American International Group, Inc., and Subsidiaries

Item 8.01    Other Events

    American International Group, Inc. (AIG) is filing this Current Report on Form 8-K (Form 8-K) to update financial information included in AIG's Annual Report on Form 10-K for the year ended December 31, 2009, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K) for the presentation of American Life Insurance Company (ALICO) as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in AIG's Form 10-Q for the quarter ended June 30, 2010 (the Second Quarter Form 10-Q) which included ALICO and Nan Shan Life Insurance Company, Ltd. (Nan Shan) as discontinued operations. In this Form 8-K, Nan Shan is presented as held for sale on the Consolidated Balance Sheet at December 31, 2009. The assets and liabilities of ALICO were presented as held for sale commencing with AIG's Form 10-Q for the quarter ended March 31, 2010 (the First Quarter Form 10-Q).

    As discussed in the Second Quarter Form 10-Q, the sale agreement for American International Assurance Company, Limited (AIA) was terminated. The termination resulted in AIA, which was previously reported as a discontinued operation in the First Quarter Form 10-Q, being included within continuing operations within the financial statements included in the Second Quarter Form 10-Q, as management no longer deemed the sale of AIA within one year to be probable.

    In accordance with the terms of a credit facility (FRBNY Credit Facility) provided by the Federal Reserve Bank of New York (FRBNY) under the Credit Agreement dated as of September 22, 2008 between AIG and FRBNY, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG's insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. As a result of restructuring activities with respect to Nan Shan's immediate parent in the second quarter of 2010, the net proceeds from the expected sale of Nan Shan will no longer be required for rating or regulatory purposes of AIG's insurance company subsidiaries. Therefore, it is now anticipated that a mandatory prepayment from net proceeds will be required upon closing. The mandatory prepayment will reduce the amount available to be borrowed under the FRBNY Credit Facility by the same amount as the prepayment. In conjunction with this anticipated prepayment, an allocation of interest expense, including periodic amortization of the prepaid commitment fee asset, is included in Income (loss) from discontinued operations on the Consolidated Statement of Income for the years ended December 31, 2009 and 2008 in this Form 8-K.

    Exhibits filed with this Form 8-K and incorporated into this Item 8.01 by reference revise the following Items contained in the 2009 Annual Report on Form 10-K to reflect 1) the presentation of historical results for ALICO as a discontinued operation and 2) an interest expense allocation to discontinued operations related to the expected mandatory prepayment from net proceeds of the expected sale of Nan Shan for all applicable periods presented:

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  Exhibit 99.1 Item 6, Selected Financial Data,

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  Exhibit 99.2 Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations,

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  Exhibit 99.3 Item 8, Financial Statements and Supplementary Data, and Item 15, Financial Statement Schedules.

    With respect to the recast of historical financial statements in this Form 8-K, the presentation of ALICO as a discontinued operation and the interest expense allocation related to the mandatory prepayment affects only the manner in which certain financial information was previously reported and does not restate or revise AIG's net income (loss) attributable to AIG in any previously reported financial statements. Except for matters noted above affecting changes in presentation, no other information in the 2009 Annual Report on Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2009 Annual Report on Form 10-K on February 26, 2010.

    Information contained in Exhibits 99.1 and 99.2 should be read in conjunction with and as a supplement to information contained in the 2009 Annual Report on Form 10-K. For significant developments since the filing of the 2009 Annual Report on Form 10-K, please see AIG's subsequent 2010 Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings.

American International Group, Inc., and Subsidiaries

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number

99.1	Selected Financial Data updated to present ALICO as a discontinued operation and an interest expense allocation to discontinued operations related to an anticipated mandatory prepayment from net proceeds on the expected sale of Nan Shan.
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations updated to present ALICO as a discontinued operation and an interest expense allocation to discontinued operations related to an anticipated mandatory prepayment from net proceeds on the expected sale of Nan Shan.
99.3
Financial Statements and Supplementary Data updated to reflect ALICO as a discontinued operation and an interest expense allocation to discontinued operations related to an anticipated mandatory prepayment from net proceeds on the expected sale of Nan Shan and the related Report of Independent Registered Public Accounting Firm. Financial Statement Schedules updated to reflect ALICO as a discontinued operation, as applicable.
99.4
Ratio of Earnings to Fixed Charges updated to present ALICO as a discontinued operation and an interest expense allocation to discontinued operations related to an anticipated mandatory prepayment from net proceeds on the expected sale of Nan Shan.
99.5	Consent of PricewaterhouseCoopers LLP.
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of December 31, 2009 and December 31, 2008, (ii) the Consolidated Statement of Income (Loss) for the three years ended December 31, 2009, (iii) the Consolidated Statement of Shareholders' Equity for the three years ended December 31, 2009, (iv) the Consolidated Statement of Cash Flows for the three years ended December 31, 2009, (v) the Consolidated Statement of Comprehensive Income (Loss) for the three years ended December 31, 2009 and (vi) the Notes to the Consolidated Financial Statements, tagged as blocks of text.*

*
As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

American International Group, Inc., and Subsidiaries

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
/s/ DAVID L. HERZOG David L. Herzog Executive Vice President Chief Financial Officer Principal Financial Officer
/s/ JOSEPH D. COOK Joseph D. Cook Vice President Controller Principal Accounting Officer

Dated: August 6, 2010